Exhibit 5(b)


Form of Application Form PA167

Allstate Life Insurance Company         Application
of New York                             for Allstate Advisor variable annuities
OVERNIGHT:                              Issued by Allstate Life Insurance Company
Allstate Support Services               of New York.
300 N. Milwaukee Ave.                   One Allstate Drive, Farmingville, New York 11738
Vernon Hills, IL 60061
MAIL:
P.O. Box 94036
Palatine, IL 60094-4036
1-877-718-9824 *        fax: 866-487-8539


1       SELECT         _ ADVISOR          _ ADVISOR PREFERRED
        PRODUCT                            Package I Package II Package III

FOR BROKER USE ONLY:    _ Program A      _ Program B      _ Program C (available only with Program B Packages II and
                        _ Program B                               III)
                        _ Program C
                        _ Program D


2.      OWNER                   Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        If no Annuitant         Street Address                  Date of birth _ _  _ _  _ _
        is specified in         City            State   Zip                 Month Day Year
        Section 4, the                                          _ Male _ Female _ Trustee _ CRT
        Owner will be                                           Phone# _ _ _  _ _ _  _ _ _ _
        the Annuitant


3.      JOINT OWNER             Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        (If any)                Relationship to Owner           Date of birth _ _  _ _  _ _
                                                                             Month Day Year
                                                               _ Male
                                                               _ Female

4.      ANNUITANT               Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        Complete only if        Street Address                  Date of birth _ _  _ _  _ _
        different from the      City            State   Zip                  Month Day Year
        Owner in Section 2.                                     _ Male
                                                                _ Female
        CO-ANNUITANT
        OPTION                                                  SS#/TIN _ _ _  _ _  _ _ _ _
        Available only for IRAs.                                Date of birth _ _  _ _  _ _
        Owner and co-annuitant                                               Month Day Year
        must be under age 80.   Name                            _ Male
        Must be spouse of owner                                 _ Female
        and sole beneficiary.


5.      BENEFICIARY(IES)
                        Primary Name            Relationship to Owner           Percentage

                        Primary Name            Relationship to Owner           Percentage

                        Primary Name            Relationship to Owner           Percentage

                        Contingent Name(s)      Relationship to Owner           Percentage

6.      TYPE OF PLAN    _  Nonqualified  _ Traditional IRA  _ SEP-IRA  _ Roth IRA  _ 401(k)  _ 401(a)  _ 403(b)
                        _ Other________________________________
                        Tax year for which IRA contribution is being made____________

7.      SOURCE OF       _ Initial Payment  _ Transfer  _ Rollover  _ 1035 Exchange
        FUNDS
PA167                                                                                                           PAGE X OF X
                                                                                                                8/02
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9.      INVESTMENT SELECTION AND PROGRAMS
Please check selected investment choice(s) and indicate whole percentage allocations in the initial payment allocation column. If electing the DCA,
Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below.

INITIAL $___________________                                            FIXED ACCOUNTS*
Make check payable to Allstate Life Insurance Company of New York.      6-Month DCA Account**   _____%
                                INITIAL                                 12-Month DCA Account ** _____%
                                PAYMENT         TARGET                  ----------------        -----%
PUTNAM                          ALLOCATION      SUBACCOUNT              1-Year Account          _____%
 The George Putnam Fund                                                 3-Year Account          _____%
of Boston                       _____%          _____%                  5-Year Account          _____%
 Putnam Global Asset                                                    7-Year Account          _____%
Allocation                      _____%          _____%                  10-Year Account         _____%
 Putnam Growth and Income       _____%          _____%                          Total           100%
 Putnam Health Sciences         _____%          _____%
 Putnam High Yield              _____%          _____%
 Putnam Income                  _____%          _____%
 Putnam International Growth    _____%          _____%                  INTEREST     __ Take the interest earned from any of the
 Putnam Investors               _____%          _____%                  AVERAGING*      ____ Fixed Accounts* (1, 3, 5, 7, or 10)
 Putnam Money Market            _____%          _____%                                  and invest it, on a monthly basis, in the
 Putnam New Opportunities       _____%          _____%                                  subaccounts selected in the Target
 Putnam New Value               _____%          _____%                                  Subaccount column.
 Putnam Research                _____%          _____%
 Putnam Utilities Growth
and Income                      _____%          _____%
 Putnam Vista                   _____%          _____%
 Putnam Voyager                 _____%          _____%
FRANKLIN TEMPLETON
 Franklin Growth and            _____%          _____%                  GROWBACK*    __ Allocate a portion of my initial payment
Income Securities                                                                       to the _____ ( 3,5,7, or 10 )Year Fixed
 Franklin Small Cap             _____%          _____%                                  Account* so that over the guaranteed
 Franklin Small Cap                                                                     period the amount will have grown to
Value Securities                _____%          _____%                                  an amount equal to the initial payment
 Mutual Shares Securities       _____%          _____%                                  assuming no withdrawals or transfers.
 Templeton Developing                                                                   The remaining balance will be applied in
Markets Securities              _____%          _____%                                  the Target Subaccount column.
 Templeton Foreign Securities   _____%          _____%
 Templeton Global
Income Securities               _____%          _____%
OPPENHEIMERFUNDS
 Oppenheimer Aggressive
Growth                          _____%          _____%                  AUTOMATIC    __ Rebalance to initial allocation of
 Oppenheimer Global                                                     REBAL-          variable subaccounts
Securities                      _____%          _____%                  ANCING       __ Custom model (Investment choice and whole
 Oppenheimer High Income        _____%          _____%                  Transfer frequency:     percentage allocations):
 Oppenheimer Main Street                                                Quarterly (default)     ____________________________
Growth & Income                 _____%          _____%                                          ____________________________
 Oppenhiemer Main
Street Small Cap                _____%          _____%
 Oppenheimer Multiple
Strategies                      _____%          _____%
 Oppenheimer Strategic Bond     _____%          _____%
VAN KAMPEN                                                      * May not be available in all products. See contract or prospectus for more details.
 LSA Aggressive Growth          _____%          _____%         ** All assets must be transferred into the variable subaccounts by
 LSA Focused Equity             _____%          _____%          the selected DCA Program period. If you wish to dollar cost average
 LSA Mid Cap Value              _____%          _____%          from the other Fixed Account options or variable subaccounts,
 Van Kampen LIT Emerging                                        please see the form in the back of the booklet.
Growth                          _____%          _____%
 Van Kampen LIT Growth                                          The programs above may be terminated or modified at any time by the
and Income                      _____%          _____%          insurer or me by providing written notice to the other party or, if
 Van Kampen UIF Active                                          investment option balances are inadequate, by executing the
International Allocation        _____%          _____%          requested transfer.In the unlikely event that another financial
 Van Kampen UIF U.S.                                            transaction request is received on the transfer date, the insurer
Real Estate                     _____%          _____%          may delay processing the scheduled transfer if enrolling in
 Van Kampen UIF Emerging                                        the Systematic Withdrawal Plan.
Markets Debt                    _____%          _____%


                                                                                                                        PAGE X OF X

9.      OPTIONAL RIDERS
May not be available in all states or in all products. Additional charges may apply; see the prospectus for details.

RETIREMENT                      Only available for owners and annuitants age 0-75.
INCOME                          __ Retirement Income Guarantee (Rider 1): Annual Increase
GUARANTEE                       OR
                                __ Retirement Income Guarantee (Rider 2): Greater of Annual Increase or Maximum Anniversary Value

DEATH                           Options available for owners and annuitants age 79 or younger (you must select one):
BENEFIT                         __ Maximum Anniversary Value
                                __ Return of Premium (M&E reduction of 0.15%)
                                Additional options (you may select one, both, or none of the following):
                                __ Enhanced Death Benefit (Annual Increase)
                                __ Earnings Protection Death Benefit

OPTIONAL PROGRAMS

10A     AUTOMATIC               I authorize the insurer to begin automatic debits from the account designated below. The funds with
        ADDITIONS               drawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase
        PROGRAM                 Payment). (Minimum addition $50.)
                                I wish to have a monthly amount of $______________ withdrawn on the ___ day* of every month.
                                The debits should begin in ______________________ (month).
                                Debit my (check one) __ Checking Account __ Savings Account

                                _________________________________________________________________________________________
                                Financial Institution
                                __________________________________________________________________________________________
                                Address
                                __________________________________________________________________________________________
                                ABA No.                                         Acct. No.

                                *Please allow three business days for the payment to be credited to your annuity.
                                A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.


10b     DOLLAR COST             Transfer to (select investment option)       Percent per transfer    Transfer frequency: Monthly
        AVERAGING               _____________________________                  _______________%
        PROGRAM                 _____________________________                  _______________%
        May not be available    _____________________________                  _______________%
        in all products.        _____________________________                  _______________%
                                                                                Total =    100%

        Number of occurrences (7i(C)12):
        DCA program length: Minimum 7 months, maximum 12 months.
        All assets must be transferred into the variable subaccounts within 7 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/ withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

10c     SYSTEMATIC      I authorize the insurer to begin systematic withdrawals in the net amount of $__________________ from
        WITHDRAWAL      my annuity. This amount should be withdrawn on the _______ day beginning in the month of
        PROGRAM         ________________________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty.
                        Frequency of payments: __ Monthly __ Quarterly __ Semiannually __ Annually .

                                                                                                                      PAGE X OF X
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Specify percentage      PUTNAM                                                OPPENHEIMERFUNDS
to be withdrawn (whole  The George Putnam Fund of Boston        _____%        Oppenheimer Aggressive Growth           _____%
percentages only):      Putnam Global Asset Allocation          _____%        Oppenheimer Global Securities           _____%
                        Putnam Growth and Income                _____%        Oppenheimer High Income                 _____%
                        Putnam Health Sciences                  _____%        Oppenheimer Main Street Growth & Income _____%
                        Putnam High Yield                       _____%        Oppenhiemer Main Street Small Cap       _____%
                        Putnam Income                           _____%        Oppenheimer Multiple Strategies         _____%
                        Putnam International Growth             _____%        Oppenheimer Strategic Bond              _____%
                        Putnam Investors                        _____%
                        Putnam Money Market                     _____%        VAN KAMPEN
                        Putnam New Opportunities                _____%        LSA Aggressive Growth                   _____%
                        Putnam New Value                        _____%        LSA Focused Equity                      _____%
                        Putnam Research                         _____%        LSA Mid Cap Value                       _____%
                        Putnam Utilities Growth and Income      _____%        Van Kampen LIT Emerging Growth          _____%
                        Putnam Vista                            _____%        Van Kampen LIT Growth and Income        _____%
                        Putnam Voyager                          _____%        Van Kampen UIF Active International Allocation _____%
                                                                              Van Kampen UIF U.S. Real Estate         _____%
                        FRANKLIN TEMPLETON                                    Van Kampen UIF Emerging Markets Debt      _____%
                        Franklin Growth and Income Securities   _____%
                        Franklin Small Cap                      _____%
                        Franklin Small Cap Value Securities     _____%
                        Mutual Shares Securities                _____%
                        Templeton Developing Markets Securities _____%
                        Templeton Foreign Securities            _____%
                        Templeton Global Income Securities      _____%

___________________________________________________________________________________________________________________
Please deposit the above-designated amount to (check one) __ Checking Account __ Savings Account
___________________________________________________________________________________________________________________
Financial Institution
_____________________________________________________________________________________________________________________
Address
____________________________________________________________________________________________________________________
ABA No.                                                          Acct. No.
A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)
_______________________________________________________________________________________________________________________
Payee's Name                            Acct. No.*
________________________________________________________________________________________________________________________
Address
________________________________________________________________________________________________________________________
City                                    State           Zip

*If applicable.
Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply. Withholding will apply only to the portion of the distribution that is subject to federal income tax. If you elect not to have withholding apply, or if you do not have enough federal income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. An election not to have withholding apply will remain in effect until revoked, which may be done at any time. Even if you elect not to have withholding apply, you are liable for the payment of federal incom tax on the taxable portion of the distribution. If the withholding section is left blank, or if a Social Security number or tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld.

The withholding rate on withdrawals that are not distributions from a plan qualified under Internal Revenue Code Sections 401 or
403(b) is 10% of the taxable portion of the withdrawal. Distributions from a plan qualified under Internal Revenue Code Section
401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS
Note: You may want to consult with your tax advisor.
A separate election must be received from each owner on a contract.
__ No Withholding:      I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)
__ Withholding:         I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59iO, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax

                                                                                                                       PAGE X OF X
rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided,
10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld?  __ Yes  __ No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________


10d     AUTHORIZATION   My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of
                        New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_____________________________________________________________________________________________________
Owner's Signature                                       Representative Name
______________________________________________________________________________________________________
Joint Owner's Signature (if applicable)                 Bank/Firm Name
                                                        _______________________________________________
                                                        Phone Number

        Annuities are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, federal or state. Annuities are not obligations of any bank.
        The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S.
        government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.



11      SPECIAL         (Attach separate page if necessary.)
        REMARKS         ______________________________________________________________________________________________
                        ______________________________________________________________________________________________
                        _____________________________________________________________________________________________
                        _____________________________________________________________________________________________

12      Do you have any existing annuity or life insurance contracts?                   __ Yes __ No
        Will the annuity applied for replace one or more existing annuity
        or life insurance contracts?                                                    __ Yes __ No (If yes, explain in Special
                                                                                                        Remarks, Section 11.)
        Have you purchased another annuity during the current calendar year?            __ Yes __ No
        Do you or any joint owner currently own an annuity issued by the insurer?       __ Yes __ No

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a \
periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s).
By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)")
exceeds our actual earningsrate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

                                                                                                                       PAGE X OF X

__      I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

        I / WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

        I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
        ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

        UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
        1.THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR
        A NUMBER TO BE ISSUED TO ME), AND
        2.I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT
        BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
        A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
        WITHHOLDING, AND
        3.I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and  fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
REQUIRED TO AVOID BACKUP WITHHOLDING.

__________________________________________________________________________________________________________________________
Owner's Signature                                       Joint Owner's Signature
___________________________________________________________________________________________________________________________
Signed at: City, State                                  Date

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract?    __ Yes __ No
Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?  __ Yes __ No
____________________________________________________________________________________________________________________________
Licensed Agent Signature                        Print name                      Broker/Dealer
____________________________________________________________________________________________________________________________
Social Security Number (required)               Address
____________________________________________________________________________________________________________________________
Licensed I.D. #                                 E-mail address                  Telephone
Note to agent: Please make sure client name and social security number appear on all client checks.

                                                                                                                NEW YORK
                                                                                                                PAGE X OF X



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

Form of Application Form PA168

Allstate Life Insurance Company         Application
of New York                             for Allstate Advisor variable annuities
OVERNIGHT:                              Issued by Allstate Life Insurance Company
Allstate Support Services               of New York.
300 N. Milwaukee Ave.                   One Allstate Drive, Farmingville, New York 11738
Vernon Hills, IL 60061
MAIL:
P.O. Box 94036
Palatine, IL 60094-4036
1-877-718-9824 *        fax: 866-487-8539


1       SELECT         _ ADVISOR                        __ ADVISOR PLUS         __ ADVISOR PREFERRED
        PRODUCT                                                                 __ Package I __ Package II __ Package III

FOR BROKER USE ONLY:    _ Program A                    _ Program A              __ Program B __ Program C (available only with
                        _ Program B                    _ Program B                           Program B Packages II and III)
                        _ Program C                    _ Program C
                        _ Program D


2.      OWNER                   Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        If no Annuitant         Street Address                  Date of birth _ _  _ _  _ _
        is specified in         City            State   Zip                 Month Day Year
        Section 4, the                                          _ Male _ Female _ Trustee _ CRT
        Owner will be                                           Phone# _ _ _  _ _ _  _ _ _ _
        the Annuitant


3.      JOINT OWNER             Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        (If any)                Relationship to Owner           Date of birth _ _  _ _  _ _
                                                                             Month Day Year
                                                               _ Male
                                                               _ Female

4.      ANNUITANT               Name                            SS#/TIN _ _ _  _ _  _ _ _ _
        Complete only if        Street Address                  Date of birth _ _  _ _  _ _
        different from the      City            State   Zip                  Month Day Year
        Owner in Section 2.                                     _ Male
                                                                _ Female
        CO-ANNUITANT
        OPTION                                                  SS#/TIN _ _ _  _ _  _ _ _ _
        Available only for IRAs.                                Date of birth _ _  _ _  _ _
        Owner and co-annuitant                                               Month Day Year
        must be under age 80.   Name                            _ Male
        Must be spouse of owner                                 _ Female
        and sole beneficiary.


5.      BENEFICIARY(IES)
                        Primary Name            Relationship to Owner           Percentage

                        Primary Name            Relationship to Owner           Percentage

                        Primary Name            Relationship to Owner           Percentage

                        Contingent Name(s)      Relationship to Owner           Percentage

6.      TYPE OF PLAN    _  Nonqualified  _ Traditional IRA  _ SEP-IRA  _ Roth IRA  _ 401(k)  _ 401(a)  _ 403(b)
                        _ Other________________________________
                        Tax year for which IRA contribution is being made____________

7.      SOURCE OF       _ Initial Payment  _ Transfer  _ Rollover  _ 1035 Exchange
        FUNDS
PA167                                                                                                           PAGE X OF X
                                                                                                                8/02

9.      INVESTMENT SELECTION AND PROGRAMS
Please check selected investment choice(s) and indicate whole percentage allocations in the initial payment allocation column. If electing the DCA, Interest Averaging, or Growback Programs, please indicate whole percentage allocations in the Target Subaccount column and complete program instructions below.

INITIAL $___________________                                            FIXED ACCOUNTS*
Make check payable to Allstate Life Insurance Company of New York.      6-Month DCA Account**   _____%
                                INITIAL                                 12-Month DCA Account ** _____%
                                PAYMENT         TARGET                  ----------------        -----%
PUTNAM                          ALLOCATION      SUBACCOUNT              1-Year Account          _____%
 The George Putnam Fund                                                 3-Year Account          _____%
of Boston                       _____%          _____%                  5-Year Account          _____%
 Putnam Global Asset                                                    7-Year Account          _____%
Allocation                      _____%          _____%                  10-Year Account         _____%
 Putnam Growth and Income       _____%          _____%                          Total           100%
 Putnam Health Sciences         _____%          _____%
 Putnam High Yield              _____%          _____%
 Putnam Income                  _____%          _____%
 Putnam International Growth    _____%          _____%                  INTEREST     __ Take the interest earned from any of the
 Putnam Investors               _____%          _____%                  AVERAGING*      ____ Fixed Accounts* (1, 3, 5, 7, or 10)
 Putnam Money Market            _____%          _____%                                  and invest it, on a monthly basis, in the
 Putnam New Opportunities       _____%          _____%                                  subaccounts selected in the Target
 Putnam New Value               _____%          _____%                                  Subaccount column.
 Putnam Research                _____%          _____%
 Putnam Utilities Growth
and Income                      _____%          _____%
 Putnam Vista                   _____%          _____%
 Putnam Voyager                 _____%          _____%
FRANKLIN TEMPLETON
 Franklin Growth and            _____%          _____%                  GROWBACK*    __ Allocate a portion of my initial payment
Income Securities                                                                       to the _____ ( 3,5,7, or 10 )Year Fixed
 Franklin Small Cap             _____%          _____%                                  Account* so that over the guaranteed
 Franklin Small Cap                                                                     period the amount will have grown to
Value Securities                _____%          _____%                                  an amount equal to the initial payment
 Mutual Shares Securities       _____%          _____%                                  assuming no withdrawals or transfers.
 Templeton Developing                                                                   The remaining balance will be applied in
Markets Securities              _____%          _____%                                  the Target Subaccount column.
 Templeton Foreign Securities   _____%          _____%
 Templeton Global
Income Securities               _____%          _____%
OPPENHEIMERFUNDS
 Oppenheimer Aggressive
Growth                          _____%          _____%                  AUTOMATIC    __ Rebalance to initial allocation of
 Oppenheimer Global                                                     REBAL-          variable subaccounts
Securities                      _____%          _____%                  ANCING       __ Custom model (Investment choice and whole
 Oppenheimer High Income        _____%          _____%                  Transfer frequency:     percentage allocations):
 Oppenheimer Main Street                                                Quarterly (default)     ____________________________
Growth & Income                 _____%          _____%                                          ____________________________
 Oppenhiemer Main
Street Small Cap                _____%          _____%
 Oppenheimer Multiple
Strategies                      _____%          _____%
 Oppenheimer Strategic Bond     _____%          _____%
VAN KAMPEN                                                      * May not be available in all products. See contract or prospectus for more details.
 LSA Aggressive Growth          _____%          _____%         ** All assets must be transferred into the variable subaccounts by
 LSA Focused Equity             _____%          _____%          the selected DCA Program period. If you wish to dollar cost average
 LSA Mid Cap Value              _____%          _____%          from the other Fixed Account options or variable subaccounts,
 Van Kampen LIT Emerging                                        please see the form in the back of the booklet.
Growth                          _____%          _____%
 Van Kampen LIT Growth                                          The programs above may be terminated or modified at any time by the
and Income                      _____%          _____%          insurer or me by providing written notice to the other party or, if
 Van Kampen UIF Active                                          investment option balances are inadequate, by executing the
International Allocation        _____%          _____%          requested transfer.In the unlikely event that another financial
 Van Kampen UIF U.S.                                            transaction request is received on the transfer date, the insurer
Real Estate                     _____%          _____%          may delay processing the scheduled transfer if enrolling in
 Van Kampen UIF Emerging                                        the Systematic Withdrawal Plan.
Markets Debt                    _____%          _____%


                                                                                                                        PAGE X OF X

9.      OPTIONAL RIDERS
May not be available in all states or in all products. Additional charges may apply; see the prospectus for details.

RETIREMENT                      Only available for owners and annuitants age 0-75.
INCOME                          __ Retirement Income Guarantee (Rider 1): Annual Increase
GUARANTEE                       OR
                                __ Retirement Income Guarantee (Rider 2): Greater of Annual Increase or Maximum Anniversary Value

DEATH                           Options available for owners and annuitants age 79 or younger (you must select one):
BENEFIT                         __ Maximum Anniversary Value
                                __ Return of Premium (M&E reduction of 0.15%)
                                Additional options (you may select one, both, or none of the following):
                                __ Enhanced Death Benefit (Annual Increase)
                                __ Earnings Protection Death Benefit

OPTIONAL PROGRAMS

10A     AUTOMATIC               I authorize the insurer to begin automatic debits from the account designated below. The funds with
        ADDITIONS               drawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase
        PROGRAM                 Payment). (Minimum addition $50.)
                                I wish to have a monthly amount of $______________ withdrawn on the ___ day* of every month.
                                The debits should begin in ______________________ (month).
                                Debit my (check one) __ Checking Account __ Savings Account

                                _________________________________________________________________________________________
                                Financial Institution
                                __________________________________________________________________________________________
                                Address
                                __________________________________________________________________________________________
                                ABA No.                                         Acct. No.

                                *Please allow three business days for the payment to be credited to your annuity.
                                A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.


10b     DOLLAR COST             Transfer to (select investment option)       Percent per transfer    Transfer frequency: Monthly
        AVERAGING               _____________________________                  _______________%
        PROGRAM                 _____________________________                  _______________%
        May not be available    _____________________________                  _______________%
        in all products.        _____________________________                  _______________%
                                                                                Total =    100%

        Number of occurrences (7i(C)12):
        DCA program length: Minimum 7 months, maximum 12 months.
        All assets must be transferred into the variable subaccounts within 7 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/ withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

10c     SYSTEMATIC      I authorize the insurer to begin systematic withdrawals in the net amount of $__________________ from
        WITHDRAWAL      my annuity. This amount should be withdrawn on the _______ day beginning in the month of
        PROGRAM         ________________________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty.
                        Frequency of payments: __ Monthly __ Quarterly __ Semiannually __ Annually .

                                                                                                                      PAGE X OF X
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Specify percentage      PUTNAM                                                OPPENHEIMERFUNDS
to be withdrawn (whole  The George Putnam Fund of Boston        _____%        Oppenheimer Aggressive Growth           _____%
percentages only):      Putnam Global Asset Allocation          _____%        Oppenheimer Global Securities           _____%
                        Putnam Growth and Income                _____%        Oppenheimer High Income                 _____%
                        Putnam Health Sciences                  _____%        Oppenheimer Main Street Growth & Income _____%
                        Putnam High Yield                       _____%        Oppenhiemer Main Street Small Cap       _____%
                        Putnam Income                           _____%        Oppenheimer Multiple Strategies         _____%
                        Putnam International Growth             _____%        Oppenheimer Strategic Bond              _____%
                        Putnam Investors                        _____%
                        Putnam Money Market                     _____%        VAN KAMPEN
                        Putnam New Opportunities                _____%        LSA Aggressive Growth                   _____%
                        Putnam New Value                        _____%        LSA Focused Equity                      _____%
                        Putnam Research                         _____%        LSA Mid Cap Value                       _____%
                        Putnam Utilities Growth and Income      _____%        Van Kampen LIT Emerging Growth          _____%
                        Putnam Vista                            _____%        Van Kampen LIT Growth and Income        _____%
                        Putnam Voyager                          _____%        Van Kampen UIF Active International Allocation _____%
                                                                              Van Kampen UIF U.S. Real Estate         _____%
                        FRANKLIN TEMPLETON                                    Van Kampen UIF Emerging Markets Debt      _____%
                        Franklin Growth and Income Securities   _____%
                        Franklin Small Cap                      _____%
                        Franklin Small Cap Value Securities     _____%
                        Mutual Shares Securities                _____%
                        Templeton Developing Markets Securities _____%
                        Templeton Foreign Securities            _____%
                        Templeton Global Income Securities      _____%

___________________________________________________________________________________________________________________
Please deposit the above-designated amount to (check one) __ Checking Account __ Savings Account
___________________________________________________________________________________________________________________
Financial Institution
_____________________________________________________________________________________________________________________
Address
____________________________________________________________________________________________________________________
ABA No.                                                          Acct. No.
A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.
If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)
_______________________________________________________________________________________________________________________
Payee's Name                            Acct. No.*
________________________________________________________________________________________________________________________
Address
________________________________________________________________________________________________________________________
City                                    State           Zip

*If applicable.
Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply. Withholding will apply only to the portion of the distribution that is subject to federal income tax. If you elect not to have withholding apply, or if you do not have enough federal income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. An election not to have withholding apply will remain in effect until revoked, which may be done at any time. Even if you elect not to have withholding apply, you are liable for the payment of federal incom tax on the taxable portion of the distribution. If the withholding section is left blank, or if a Social Security number or tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld.

The withholding rate on withdrawals that are not distributions from a plan qualified under Internal Revenue Code Sections 401 or
403(b) is 10% of the taxable portion of the withdrawal. Distributions from a plan qualified under Internal Revenue Code Section
401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS
Note: You may want to consult with your tax advisor.
A separate election must be received from each owner on a contract.
__ No Withholding:      I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)
__ Withholding:         I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59iO, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax

                                                                                                                       PAGE X OF X
rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided,
10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld?  __ Yes  __ No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________


10d     AUTHORIZATION   My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of
                        New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

_____________________________________________________________________________________________________
Owner's Signature                                       Representative Name
______________________________________________________________________________________________________
Joint Owner's Signature (if applicable)                 Bank/Firm Name
                                                        _______________________________________________
                                                        Phone Number

        Annuities are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, federal or state. Annuities are not obligations of any bank.
        The financial institution does not guarantee performance by the insurer issuing the annuity. Variable annuities involve investment risk, including potential loss of principal. Any benefits, values or payments based on performance of the segregated accounts may vary (increase or decrease) and are NOT guaranteed by our company, or any other insurance company, and are not guaranteed by the U.S.
        government or any state government. The owner bears all risk for amounts allocated to the variable portfolios. Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.



11      SPECIAL         (Attach separate page if necessary.)
        REMARKS         ______________________________________________________________________________________________
                        ______________________________________________________________________________________________
                        _____________________________________________________________________________________________
                        _____________________________________________________________________________________________

12      Do you have any existing annuity or life insurance contracts?                   __ Yes __ No
        Will the annuity applied for replace one or more existing annuity
        or life insurance contracts?                                                    __ Yes __ No (If yes, explain in Special
                                                                                                        Remarks, Section 11.)
        Have you purchased another annuity during the current calendar year?            __ Yes __ No
        Do you or any joint owner currently own an annuity issued by the insurer?       __ Yes __ No

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of short-term price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a \
periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s).
By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)")
exceeds our actual earningsrate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

                                                                                                                       PAGE X OF X

__      I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

        I / WE HAVE READ THE DISCLOSURE STATEMENT ABOVE.

        I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT,
        ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

        UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
        1.THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR
        A NUMBER TO BE ISSUED TO ME), AND
        2.I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT
        BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
        A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
        WITHHOLDING, AND
        3.I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity and  fund prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION
REQUIRED TO AVOID BACKUP WITHHOLDING.

__________________________________________________________________________________________________________________________
Owner's Signature                                       Joint Owner's Signature
___________________________________________________________________________________________________________________________
Signed at: City, State                                  Date

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract?    __ Yes __ No
Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?  __ Yes __ No
____________________________________________________________________________________________________________________________
Licensed Agent Signature                        Print name                      Broker/Dealer
____________________________________________________________________________________________________________________________
Social Security Number (required)               Address
____________________________________________________________________________________________________________________________
Licensed I.D. #                                 E-mail address                  Telephone
Note to agent: Please make sure client name and social security number appear on all client checks.

                                                                                                                NEW YORK
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